EXHIBIT 10(d)


                              WARRANTY BILL OF SALE


         KNOW ALL BY THESE PRESENTS, that Converter Power, Inc., a Massachusetts corporation ("Grantor"), pursuant to appropriate corporate action heretofore taken by the Grantor and an Asset Purchase Agreement dated as of May 9, 1997(the "Agreement"), by and among Grantor, Applied Science and Technology, Inc., a Delaware corporation, ASTeX/CPI Acquisition Corp., a Massachusetts corporation ("Grantee") and ILC Technology, Inc., a California corporation, for and in consideration of the payment by the Grantee to the Grantor in accordance with the terms and conditions as provided in the Agreement and for other good and valuable consideration, the receipt of which is hereby acknowledged, Grantor hereby sells, conveys, transfers, assigns and delivers to Grantee, and Grantee hereby purchases and acquires from Grantor, all of the right, title and interest in and to the Assets of Grantor (as defined in the Agreement) subject to, and with the benefit of, the warranties, representations and terms set forth in the Agreement including the Schedules thereto.

         Grantor hereby covenants to execute and deliver to Grantee, upon its request therefore, such further instruments of assignment and transfer as Grantee shall prepare and submit to Grantor and as may be reasonably necessary to: (a) pass to Grantee title to the properties, assets and rights assigned and transferred or attempted to be assigned and transferred, or otherwise provided for herein or in the Agreement; (b) evidence such assignment or transfer to Grantee; or (c) otherwise fulfill and discharge Grantor's obligations under the Agreement.

         This   Warranty   Bill  of  Sale  shall  in  all  events  be  construed
consistently with the terms of the Agreement and shall not alter, diminish or expand the identity of the assets acquired.

         IN WITNESS WHEREOF, Converter Power, Inc. has caused this instrument to be signed and its corporate seal to be hereto affixed by its proper officers hereunto duly authorized as of this 9th day of May 1997.

Attest:                                   CONVERTER POWER, INC.



_______________________________             By:_________________________________

                                               ______________________, President

(SEAL)







COMMONWEALTH OF MASSACHUSETTS

COUNTY OF MIDDLESEX                            ss:


         BEFORE ME, the undersigned authority, on this day personally appeared , President of Converter Power, Inc., and acknowledged to me that he executed the foregoing instrument for the purposes and consideration therein expressed and as the act and deed of said corporation.

         GIVEN, under my hand and seal of office on this 9th day of May 1997.



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                                         ------------------------, Notary Public
                                         My commission expires:
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